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                                                                    Exhibit 10.4

                                                                       EXECUTION

                 AMENDMENT NO. 1 TO MASTER REPURCHASE AGREEMENT

        AMENDMENT NO. 1 (this "AMENDMENT") to the Amended and Restated Master Repurchase Agreement referenced below is entered into as of January 14, 2005, among ABFS Warehouse Trust 2004-2, as Seller (the "Seller"), American Business Financial Services, Inc. (the "Parent"), ABFS Consolidated Holdings, Inc. ("Holdings"), American Business Credit, Inc. ("ABC"; the Seller, the Parent, Holdings and ABC, collectively, the "ABFS ENTITIES"), and The Patriot Group, LLC (the "Buyer").

                                R E C I T A L S:

        WHEREAS, the Seller, the other ABFS Entities and the Buyer are parties to the Amended and Restated Master Repurchase Agreement dated as of November 15, 2004 and amended and restated as of December 21, 2004 (the "REPURCHASE AGREEMENT") and

        WHEREAS, the Seller has requested that the Securities Purchase Price be increased, and the Buyer has agreed to such an increase, on the terms and subject to the conditions set forth in this Amendment.

        NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.      AMENDMENTS TO REPURCHASE AGREEMENT.

                (a) SECTION 1 (a) OF THE REPURCHASE AGREEMENT. The following defined term is hereby added to Section 1(a) of the Repurchase Agreement following the definition of the term "Additional Collateral":

                "ADDITIONAL SECURITIES PURCHASE PRICE": shall mean $750,000 to be paid by the Buyer to the Seller on January 14, 2005.

                (b) SECTION 1(a) OF THE REPURCHASE AGREEMENT. The defined term "SECURITIES PURCHASE PRICE" is hereby amended by inserting the phrase "plus the Additional Securities Purchase Price" immediately after the phrase "Initial Securities Purchase Price" contained therein.

                (c) SECTION 2 OF THE REPURCHASE AGREEMENT. Section 2(d) of the Agreement is hereby amended by renumbering such subsection as Section 2(e), and the following new subsection is added as Section 2(d):

                (d) As of January 14, 2005, the Seller has requested, and the Buyer has agreed to pay to the Seller, the Additional Securities Purchase Price.

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        2.      CONDITION PRECEDENT. As a condition precedent to the
effectiveness of this Amendment, the Buyer shall have received, on or before the date hereof, an acknowledgement to its letter of even date herewith addressed to ABFS, duly executed by the Parent and the other parties noted in such letter, describing the current state of the relationship between the ABFS Entities and the Buyer concerning the Repurchase Agreement and the Obligations, and confirming certain understandings between the parties thereto.

        3. DEFINED TERMS. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided herein or in the Repurchase Agreement.

        4. MODIFICATION OF REPURCHASE AGREEMENT. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or modification of any other term or condition of the Repurchase Agreement, the other Program Documents or any of the documents referred to therein or executed in connection therewith or (b) prejudice any right or rights the Buyer may now have or may have in the future under or in connection with the Repurchase Agreement, the other Program Documents or any documents referred to therein or executed in connection therewith.

        5. CONSTRUCTION. This Amendment is a document executed pursuant to the Repurchase Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof. Whenever the Repurchase Agreement is referred to in the Repurchase Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Repurchase Agreement, as modified by this Amendment.

        6. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

        7. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the applicable terms and provisions of Section 31 (Governing
Law) of the Repurchase Agreement, which terms and provisions are incorporated herein by reference.

        8. AMENDMENT NOT A NOVATION. Except as hereby amended, no other term, condition or provision of the Repurchase Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

        9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGES FOLLOW.]


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        IN WITNESS WHEREOF, the Seller, the Buyer and the other ABFS Entities parties hereto have caused their names to be signed to this Amendment by their respective officers thereunto duly authorized as of the date first above written to signing their acknowledgment of and agreement with the terms hereof.

                                ABFS WAREHOUSE TRUST 2004-2, as Seller

                                By:     Wilmington Trust Company, not in its
                                individual capacity but solely as trustee of
                                ABFS WAREHOUSE TRUST 2004-2

                                By:      /s/ Mary K. Pupillo
                                   ---------------------------------------------

                                Name:      Mary K. Pupillo
                                     -------------------------------------------

                                Title:   Assistant Vice President
                                      ------------------------------------------

                                THE PATRIOT GROUP, LLC, as Buyer


                                By:      /s/ Jonathan T. Kane
                                   ---------------------------------------------

                                Name:      Jonathan T. Kane
                                     -------------------------------------------

                                Title:   Senior Vice President
                                       -----------------------------------------



                                AMERICAN BUSINESS FINANCIAL SERVICE, INC.

                                By:      /s/ Anthony J. Santilli
                                   ---------------------------------------------

                                Name:      Anthony J. Santilli
                                     -------------------------------------------

                                Title:   Chairman, Chief Executive Officer,
                                         President
                                       -----------------------------------------


                                ABFS CONSOLIDATED HOLDINGS, INC.

                                By:      /s/ Jeffrey M. Ruben
                                   ---------------------------------------------

                                Name:      Jeffrey M. Ruben
                                     -------------------------------------------

                                Title:   Executive Vice President
                                       -----------------------------------------


                                AMERICAN BUSINESS CREDIT, INC.

                                By:      /s/ Jeffrey M. Ruben
                                   ---------------------------------------------

                                Name:      Jeffrey M. Ruben
                                     -------------------------------------------

                                Title:   Executive Vice President
                                       -----------------------------------------


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